UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2016

TRANSOCEAN PARTNERS LLC

(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-36584	66-0818288
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

40 George Street
London
England
United Kingdom	W1U 7DW
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: + 44 20 3675 8410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction А.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐Pre-commencement communications pursuant to Rule 13е-4(с) under the Exchange Act (17 CFR 240.1 3е-4(с))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Second Amended and Restated Limited Liability Company Agreement of Transocean Partners LLC (the “Company”), Transocean Partners Holdings Limited reappointed Kathleen S. McAllister and Mark L. Mey, currently directors of the Company, as directors of the Company for an additional one-year term effective May 5, 2016 until the 2017 annual meeting of unitholders.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 5, 2016, the Company held its 2016 annual meeting of unitholders (the “Annual Meeting”). At the Annual Meeting, a total of 67,143,029 units were represented in person or by valid proxy and the Company’s unitholders took the following actions:

Election of Directors

Each of Messrs. Glyn A. Barker, Michael D. Lynch-Bell, John K. Plaxton and Norman J. Szydlowski was reelected to the Board of Directors for an additional one-year term until the 2017 annual meeting of unitholders.

The votes cast were as follows:

Mr. Glyn A. Barker: 35,741,461 votes for, 34,585 votes withheld and 3,780,776 broker non-votes.

Mr. Michael D. Lynch-Bell: 35,733,214 votes for, 42,832 votes withheld and 3,780,776 broker non-votes.

Mr. John K. Plaxton: 35,743,762 votes for, 32,284 votes withheld and 3,780,776 broker non-votes.

Mr. Norman J. Szydlowski: 35,743,985 votes for, 32,061 votes withheld and 3,780,776 broker non-votes.

Ratification of Appointment of Independent Registered Public Accounting Firm

Unitholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2016.

The votes cast were as follows:

67,101,659 votes for, 32,566 votes against and 8,804 abstentions.

The proposals presented at the Annual Meeting are described in detail in the Company’s Definitive Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 17, 2016.

Item 8.01. Other Events.

On May 5, 2016, the Company issued a press release announcing that the Board of Directors declared the minimum quarterly distribution for the three months ended March 31, 2016. The distribution is $0.3625 per unit, or approximately

$25 million based upon the number of currently outstanding units. The Company will pay the quarterly distribution in accordance with the following schedule:

May 13, 2016 - Ex-Dividend Date

May 17, 2016 - Record Date

May 24, 2016 - Payment Date

The Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Statements regarding the proposed distribution and timing of distribution payment dates, as well as any other statements that are not historical facts, are forward-looking statements that involve certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Number	Description
99.1	Press Release Announcing Quarterly Distribution and 2016 Annual Meeting Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN PARTNERS LLC

Date: May 5, 2016	By:	/s/ Raoul F. Dias
Raoul F. Dias
Authorized Person

Index to Exhibits

Irst Qu
Number	Description
99.1	Press Release Announcing Quarterly Distribution and 2016 Annual Meeting Results